--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                January 31, 2001


Dear Shareholders:

      The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first five months of the year. As a result, the Fed raised the discount rate to 6.50% during the year in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

      During the fourth quarter, investor hopes for a "soft landing" quickly turned into fears of a recession as the U.S. economy rapidly deteriorated. The effects of tighter monetary and fiscal conditions, along with higher energy prices, combined to pull down domestic growth rates. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed-income assets, led by the Treasury market, produced strong double-digit returns.

      The Federal Reserve has expressed great concern over the economy's quick downturn. After removing their tightening bias at their December meeting, the FOMC acted with an aggressive 50 basis point intra-meeting reduction of the Fed Funds rate on January 3, 2001 and another 50 basis point cut at their meeting on January 31, 2001. While we think that the Fed's actions could provide a temporary lift to U.S. investor and consumer sentiment, our intermediate outlook for the economy remains cautious. The potential for tax cuts in 2001 adds further uncertainty to the economic forecast. Given that the primary effect of the stimulus from a tax cut would occur in 2002 and beyond, monetary policy stimulus will have a greater effect on the U.S. economy near term. Considering only moderate economic recovery in Europe and anemic growth in Japan, we believe that enough distress exists within the economic system to warrant additional easing by the Fed over the coming months.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                           /s/ Ralph L. Schlosstein
--------------------                           -------------------------
Laurence D. Fink                               Ralph L. Schlosstein
Chairman                                       President

                                                                January 31, 2001

Dear Shareholder:

      We are pleased to present the audited annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the year ended December 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV over the past year:

                                   ---------------------------------------------------------
                                    12/31/00    12/31/99    CHANGE       HIGH         LOW
 -------------------------------------------------------------------------------------------
 STOCK PRICE                       $10.4375     $9.4375      10.60%      $10.4375     $9.25
 -------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)             $10.85      $10.60         2.36%      $10.85      $10.31
 -------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third and fourth quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. The Federal Reserve raised the discount rate by 0.25% at each of their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the year end discount rate to 6.50%. At their meeting in December 2000, the Federal Reserve left the discount rate unchanged, although it moved towards an easing bias, due to an increasing probability of economic weakness in the foreseeable future.

      Treasury yields were inverted for much of the year. Yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, while yields on the long-end declined below the short-end, partially in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, weakening stock markets and signs of slowing growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000, as yields on the short-end fell relative to yields on the long-end. In the last two months of 2000, the Treasury market rallied significantly on the short end of the curve, and in December the yield curve regained its characteristic upward slope. For the annual period, the yield on the 10-year Treasury fell from 6.44% on December 31, 1999 to 5.11% on December 31, 2000.

      During the fourth quarter, the municipal yield curve flattened by 12 bps with 2-year yields declining by 35 bps while 30-year yields declined by 47 bps. Throughout this time frame, municipals continued to outperform taxable spread product while underperforming versus Treasuries. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments as evidenced by the mutual fund industry finally experiencing positive cash flow in the municipal sector during the fourth quarter. Institutional demand for municipal securities has also increased as investors are looking for attractive after tax yields vs. Treasuries without the inherent credit risk associated with corporate bonds.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, as well as reducing the income generating capacity of the Trust, we remain reluctant to realize capital gains at this time. However, in the past year, we increased city, county and state general obligations while reducing exposure to lease revenue, water and sewer and miscellaneous revenue sectors. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the year, the Trust's leverage amount was approximately 38% of total assets.

      The following charts compare the Trust's current and December 31, 1999 asset composition:

     ---------------------------------------------------------------------------
                                SECTOR BREAKDOWN
     ---------------------------------------------------------------------------
        SECTOR                          DECEMBER 31, 2000    DECEMBER 31, 1999
     ---------------------------------------------------------------------------
        City, County and State                  29%                23%
     ---------------------------------------------------------------------------
        Hospital                                15%                16%
     ---------------------------------------------------------------------------
        Education                               13%                12%
     ---------------------------------------------------------------------------
        Utility/Power                           13%                12%
     ---------------------------------------------------------------------------
        Water & Sewer                           14%                16%
     ---------------------------------------------------------------------------
        Tax Revenue                              6%                 6%
    ---------------------------------------------------------------------------
        Transportation                           4%                 4%
    ---------------------------------------------------------------------------
        Lease Revenue                            3%                 6%
    ---------------------------------------------------------------------------
        Housing                                  3%                 3%
    ---------------------------------------------------------------------------
        Miscellaneous Revenue                    --                 2%
    ---------------------------------------------------------------------------

       We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert
--------------------                     ---------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BMT
--------------------------------------------------------------------------------
   Initial Offering Date:                                      February 20, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/00:                              $10.4375
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/00:                                  $10.85
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/00 ($10.4375)(1):         5.51%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share(2):                $ 0.04792
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share(2):             $ 0.57504
--------------------------------------------------------------------------------

---------------
(1) Yield on  Closing   Stock  Price  is  calculated  by  dividing  the  current
   annualized distribution per share by the closing stock price per share.
(2) Dividend is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to nonpublic personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

           PRINCIPAL                                                                          OPTION CALL
  RATING*   AMOUNT                                                                            PROVISIONS+        VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--157.6%
                     ARIZONA--1.6%
   AAA    $ 4,180    University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA .       7/02 @ 102      $ 4,368,184
                                                                                                              -----------
                     CALIFORNIA--9.4%
                     California St., G.O., FGIC,
   AAA      4,355++    6.80%, 11/01/04 ................................................           N/A           4,874,595
   AAA        145      6.80%, 11/01/10 ................................................       11/04 @ 102         161,804
   AAA      3,400++  California St. Pub. Wks., 6.60%, 12/01/02, AMBAC .................           N/A           3,636,776
   AAA      6,100    Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC ..................           ETM           6,880,251
   AAA      3,500    Eastern Mun. Wtr. Dist., C.O.P., 6.50%, 7/01/09, FGIC ............       7/01 @ 101        3,579,415
   AAA      3,065    Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ..........      No Opt. Call       3,500,720
   AAA      3,500    Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC .......       11/02 @ 102       3,696,875
                                                                                                              -----------
                                                                                                               26,330,436
                                                                                                              -----------
                     DISTRICT OF COLUMBIA--3.8%
   AAA     10,000    District of Columbia, G.O., Ser. B, 5.50%, 6/01/11, FSA ..........      No Opt. Call      10,724,800
                                                                                                              -----------
                     FLORIDA--9.0%
   AAA     10,750++  Broward Cnty. Sch. Bd., C.O.P., 6.50%, 7/01/02, AMBAC ............           N/A          11,333,187
   AAA     12,195    Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC .............       10/02 @ 102      12,899,993
   AAA      1,000    Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE .............       10/02 @ 102       1,057,730
                                                                                                              -----------
                                                                                                               25,290,910
                                                                                                              -----------
                     GEORGIA--1.9%
   AAA      5,000    Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ..............       7/02 @ 102        5,225,150
                                                                                                              -----------
                     HAWAII--4.1%
   AAA     11,080    Hawaii St., G.O., Ser. CN, 5.25%, 3/01/11, FGIC ..................       3/07 @ 102       11,581,481
                                                                                                              -----------
                     ILLINOIS--13.1%
   AAA      1,060    Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA .............      No Opt. Call         577,477
   AAA      7,000++  Cook Cnty., G.O., Ser. A, 6.50%, 11/15/02, MBIA ..................           N/A           7,427,910
   AAA      5,000++  Cook Cnty., Community Schs., 6.50%, 1/01/02, FGIC ................           N/A           5,116,900
                     Du Page Cnty. Fst. Presv. Dist.,
   AAA      5,000      Zero Coupon, 11/01/10 ..........................................      No Opt. Call       3,149,300
   AAA     11,965      Zero Coupon, 11/01/11 ..........................................      No Opt. Call       7,122,525
   AAA      5,000++  Illinois Edl. Fac. Auth. Rev., 5.70%, 7/01/05, FGIC ..............           N/A           5,214,950
   AAA      7,980    Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC .......        9/01@ 100        8,095,551
                                                                                                              -----------
                                                                                                               36,704,613
                                                                                                              -----------
                     INDIANA--3.0%
   AAA      1,340    Columbus Sch. Bd., Ser. A, 6.625%, 7/01/11, AMBAC ................       7/02 @ 102        1,415,697
   AAA      3,750    Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA ...       1/02 @ 102        3,902,887
   AAA      3,000++  Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp., 6.65%,
                       5/01/02, MBIA ..................................................           N/A           3,125,880
                                                                                                              -----------
                                                                                                                8,444,464
                                                                                                              -----------
                     KENTUCKY--2.8%
   AAA     12,675    Kentucky Econ. Dev. Fin. Auth. Hlth. Sys. Rev., Norton
                       Healthcare Inc., Ser. B, Zero Coupon, 10/01/10, MBIA ...........      No Opt. Call       7,893,483
                                                                                                              -----------
                     LOUISIANA--6.4%
   AAA     14,385++  Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC ...............           N/A          15,097,345
   AAA      2,905++  New Orleans Pub. Impt., G.O., 6.60%, 9/01/02, FGIC ...............           N/A           3,018,673
                                                                                                              -----------
                                                                                                               18,116,018
                                                                                                              -----------


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                          OPTION CALL
  RATING*   AMOUNT                                                                            PROVISIONS+      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     MASSACHUSETTS--14.8%
   AAA    $ 2,100++  Boston, G.O., Ser. A, 6.50%, 7/01/02, AMBAC .........................        N/A     $ 2,213,925
                     Massachusetts St., G.O.,
   AAA      7,865++     Ser. C, 6.70%, 11/01/04, FGIC ....................................        N/A       8,645,994
   AAA        780++     Ser. C, 6.75%, 8/01/01, AMBAC ....................................        N/A         807,604
   AAA        440       Ser. C, 6.75%, 8/01/09, AMBAC ....................................    8/01 @ 102      455,088
   AAA      2,350++     Ser. D, 6.00%, 7/01/01, MBIA .....................................        N/A       2,373,271
                     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., 6.50%,
   AAA      2,000++     Mclean Hosp., Ser. C, 7/01/02, FGIC ..............................        N/A       2,108,500
   AAA      3,275++     So. Shore Hosp., Ser. D, 7/01/02, MBIA ...........................        N/A       3,452,668
   AAA      1,725       So. Shore Hosp., Ser. D, 7/01/10, MBIA ...........................    7/02 @ 102    1,815,235
                     Massachusetts St. Hsg. Fin. Agcy., FNMA,
   AAA      5,000       Ser. H, 6.75%, 11/15/12 ..........................................    11/03 @ 102   5,310,300
   AAA      5,500       Residential Dev., Ser. A, 6.875%, 11/15/11 .......................    5/02 @ 102    5,762,790
   AAA        600       Residential Dev., Ser. C, 6.875%, 11/15/11 .......................    5/02 @ 102      628,668
   AAA      7,630    Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ..........    11/02 @ 102   8,041,562
                                                                                                          -----------
                                                                                                           41,615,605
                                                                                                          -----------
                     MICHIGAN--3.9%
   AAA      2,375++  Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01, FGIC ......        N/A       2,427,535
                     Michigan Mun. Bd. Auth. Rev.,
   AAA        900       Ser. A, 6.50%, 11/01/12, MBIA ....................................    11/02 @ 102     950,661
   AAA        730       Ser. B, 6.45%, 11/01/07, AMBAC ...................................    11/04 @ 102     797,708
   AAA        730       Ser. B, 6.65%, 11/01/09, AMBAC ...................................    11/04 @ 102     800,087
   AAA      1,310++     Ser. G, 6.45%, 11/01/04, AMBAC ...................................        N/A       1,437,358
   AAA      1,320++     Ser. G, 6.65%, 11/01/04, AMBAC ...................................        N/A       1,457,584
   AAA      3,000    Western Township Util. Auth. Swr. Dist. Sys. Rev.,
                       6.50%, 1/01/10, FSA ...............................................    1/02 @ 100    3,065,730
                                                                                                          -----------
                                                                                                           10,936,663
                                                                                                          -----------
                     MINNESOTA--0.8%
   Aaa      2,180    Southern Minnesota Mun. Pwr. Agcy. Rev., Ser. B, 5.75%, 1/01/11 .....        ETM       2,269,554
                                                                                                          -----------
                     MISSISSIPPI--0.7%
   AAA      1,800++  Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/01, FGIC ...............        N/A       1,839,510
                                                                                                          -----------
                     NEVADA--8.3%
   AAA      5,215++  Clark Cnty. Arpt., 6.25%, 6/01/01, FGIC .............................        N/A       5,262,092
   AAA      4,000++  Clark Cnty., G.O., Ser. A, 6.50%, 6/01/02, AMBAC ....................        N/A       4,206,560
                     Clark Cnty. Sch. Dist.,
   AAA      4,185++     6.75%, 12/15/04, FGIC ............................................        N/A       4,611,284
   AAA      5,175++     Ser. A, 7.00%, 6/01/01, MBIA .....................................        N/A       5,288,177
                     Director St. Dept., Las Vegas Monorail, AMBAC,
   AAA      3,795       Zero Coupon, 1/01/11 .............................................   No Opt. Call   2,339,466
   AAA      2,870       Zero Coupon, 1/01/12 .............................................   No Opt. Call   1,667,757
                                                                                                          -----------
                                                                                                           23,375,336
                                                                                                          -----------
                     NEW JERSEY--0.7%
   AAA      2,000    Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA ...........   6/02 @ 101.5   2,087,660
                                                                                                          -----------
                     NEW MEXICO--0.7%
   Aaa      1,750    Las Cruces Sch. Dist., 5.25%, 8/01/11, FSA ..........................    8/09 @ 100    1,837,728
                                                                                                          -----------
                     NEW YORK--14.5%
   AAA      8,950    Long Island Pwr. Auth. Rev., Ser. A, 5.50%, 12/01/10, AMBAC .........   No Opt. Call   9,714,688
   AAA      4,500++  New York City, G.O., Ser. B, 6.95%, 8/15/04, MBIA ...................        N/A       4,979,700
                     New York St. Env. Fac. Corp., P.C.R.,
   AAA      6,155       6.70%, 5/15/09 ...................................................    11/04 @ 102   6,775,116
   AAA      4,965       6.80%, 5/15/10 ...................................................    11/04 @ 102   5,529,769


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                          OPTION CALL
  RATING*   AMOUNT                                                                            PROVISIONS+      VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
                     NEW YORK--(CONTINUED)
                     New York St. Medicare Fac. Rev., AMBAC,
   AAA    $ 9,715++     6.60%, 2/15/05 ....................................................       N/A      $ 10,813,281
   AAA      2,695++     6.625%, 2/15/05 ...................................................       N/A         3,002,203
                                                                                                            -----------
                                                                                                             40,814,757
                                                                                                            -----------
                     OHIO--5.9%
   AAA     11,920++  Cleveland Wtrwks. Rev., First Mtg., Ser. F, 6.50%, 1/01/02, AMBAC ....       N/A        12,436,136
   AAA      3,900    Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr., 6.50%,
                       8/15/12, MBIA ......................................................   8/02 @ 102      4,093,089
                                                                                                            -----------
                                                                                                             16,529,225
                                                                                                            -----------
                     OKLAHOMA--2.1%
   AAA      5,725    Oklahoma City Wtr. Util. Tr., Wtr. & Sewer Rev., Ser. B, 6.375%,
                       7/01/12, MBIA ......................................................   7/02 @ 100      5,879,003
                                                                                                            -----------
                     PENNSYLVANIA--11.4%
   AAA      5,000    Dauphin Cnty. Gen. Auth. Hosp. Rev., 6.25%, 7/01/08, MBIA ............       ETM         5,239,200
   AAA      7,500    Pennsylvania St. Higher Edl. Fac. Auth. Rev., Ser. A, 5.25%,
                       8/01/10, FSA .......................................................  8/09 @ 101       7,834,875
   AAA      2,100    Philadelphia Wtr. & Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC .......  No Opt. Call     2,264,703
                     Pittsburgh, G.O.,
   AAA      7,000       Ser. A, 5.20%, 3/01/10, FGIC ......................................   9/05 @ 100      7,221,410
   AAA      6,005++     Ser. D, 6.00%, 9/01/02, AMBAC .....................................       N/A         6,295,041
   AAA      3,000++  Pittsburgh Wtr. & Swr., 6.75%, 9/01/01, FGIC .........................       N/A         3,111,720
                                                                                                            -----------
                                                                                                             31,966,949
                                                                                                            -----------
                     RHODE ISLAND--0.9%
                     Rhode Island Clean Wtr. Protn. Fin. Agcy., P.C.R., Revolving Fd.
                       Pooled Ln., Issue A, MBIA,
   AAA      2,155++     6.70%, 10/01/02 ...................................................       N/A         2,288,998
   AAA        235       6.70%, 10/01/10 ...................................................   10/02 @ 102       249,243
                                                                                                            -----------
                                                                                                              2,538,241
                                                                                                            -----------
                     SOUTH CAROLINA--8.5%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA     14,925       6.30%, 1/01/11, MBIA ..............................................   1/03 @ 102     15,757,218
   AAA      7,900       6.50%, 1/01/11, FGIC ..............................................   2/01 @ 102      8,141,424
                                                                                                            -----------
                                                                                                             23,898,642
                                                                                                            -----------
                     TEXAS--16.0%
   AAA      1,055    Austin Util. Sys. Rev. Comb., Ser A., 6.00%, 5/15/10, FGIC ...........   2/01 @ 100      1,061,710
   AAA      1,580    Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 ........................   8/01 @ 100      1,592,750
   AAA      2,500    Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC ....   5/04 @ 102      2,787,275
   AAA      8,000    El Paso Impt. Auth. Rev., Ser. A, 6.375%, 8/15/10, FGIC ..............   8/02 @ 100      8,240,560
                     Harris Cnty., Toll Road, FGIC,
   AAA      2,585       Ser. B, Zero Coupon, 8/15/08 ......................................  No Opt. Call     1,827,905
   AAA      6,310++     Sr. Lien, Ser. A, 6.50%, 8/15/02 ..................................       N/A         6,664,054
   AAA      4,775       Sr. Lien, Ser. A, 6.50%, 8/15/11 ..................................   8/02 @ 102      5,033,662
   AAA     10,440    Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC .......  No Opt. Call     6,556,424
   AAA      1,840++  North Texas Mun. Wtr. Dist., 6.50%, 6/01/03, MBIA ....................       N/A         1,938,477
                     Texas Mun. Pwr. Agcy. Rev.,
   AAA      3,210       5.25%, 9/01/12, MBIA ..............................................   9/03 @ 100      3,257,444
   AAA      4,000       Ser. A, 5.50%, 9/01/10, MBIA ......................................  No Opt. Call     4,321,560
   AAA      1,500       Ser. A, 6.75%, 9/01/12, AMBAC .....................................   9/01 @ 102      1,552,665
                                                                                                            -----------
                                                                                                             44,834,486
                                                                                                            -----------
                     UTAH--2.6%
   AAA      3,470    Intermountain Pwr. Agcy. Rev., Ser. A, 5.25%, 7/01/11 ................   7/09 @ 101      3,645,721
   AAA      1,450    Salt Lake City Mun. Bldg. Lease Rev., 6.15%, 10/01/10, MBIA ..........   10/04 @ 101     1,553,008

                        See Notes to Financial Statements

--------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                    OPTION CALL
  RATING*   AMOUNT                                                                      PROVISIONS+        VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                          (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
                     UTAH--(CONTINUED)
   AAA    $ 3,175    Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC ..    No Opt. Call  $  2,003,838
                                                                                                       ------------
                                                                                                          7,202,567
                                                                                                       ------------
                     VIRGINIA--3.5%
                     Peninsula Port Auth., Riverside Hlth. Sys., MBIA,
   AAA      6,000++     Proj. A, 6.625%, 7/01/02 ....................................         N/A         6,336,240
   AAA      3,380       Proj. B, 6.625%, 7/01/10 ....................................     7/02 @ 102      3,562,351
                                                                                                       ------------
                                                                                                          9,898,591
                                                                                                       ------------
                     WASHINGTON--6.5%
   AAA      4,650++  Port of Seattle Rev., 6.60%, 8/01/02, MBIA .....................         N/A         4,914,074
   AAA      5,000    Washington St., G.O., Ser. 2000 A, 5.50%, 7/01/11, MBIA ........     7/09 @ 100      5,314,350
   AAA     12,905    Washington St. Pub. Pwr. Supply Sys. Rev., Zero Coupon,
                      7/01/10, MBIA .................................................    No Opt. Call     8,180,221
                                                                                                       ------------
                                                                                                         18,408,645
                                                                                                       ------------
                     WISCONSIN--0.7%
   AAA      2,000++  Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Wausau Hosp. Inc.,
                        Ser. A, 6.625%, 2/15/01, AMBAC ..............................         N/A         2,045,660
                                                                                                       ------------
                     Total Long-Term Investments (cost $412,855,123) ................                   442,658,361
                                                                                                       ------------
                     SHORT-TERM INVESTMENTS--1.2%**
                     CALIFORNIA--0.3%
  A-1+        970    California Statewide Cmnty. Dev. Auth. Rev., John Muir Mt.
                        Diablo Hlth., 4.10%, 1/02/01, FRDD, AMBAC ...................         N/A           970,000
  A-1+          5    Irvine Ranch Wtr. Dist., Ser. A, 4.10%, 1/02/01, FRDD ..........         N/A             5,000
                                                                                                       ------------
                                                                                                            975,000
                                                                                                       ------------
                     OHIO--0.2%
 VMIG1        485    Cuyahoga Cnty. Hosp. Rev., Cleveland University Hosp.,
                       4.85%, 1/02/01, FRDD .........................................         N/A           485,000
                                                                                                       ------------
                     TEXAS--0.7%
  A-1+      2,000    Harris Cnty. Hlth. Fac. Dev. Corp. Rev., St. Lukes Episcopal Hosp.,
                        Ser. B, 4.95%, 1/02/01, FRDD ................................         N/A         2,000,000
                                                                                                       ------------
                     Total Short-Term Investments (cost $3,460,000) .................                     3,460,000
                                                                                                       ------------
                     TOTAL INVESTMENTS--158.8% (COST $416,315,123) ..................                   446,118,361

                     Other assets in excess of liabilities--1.9% ....................                     5,246,808

                     Liquidation value of preferred stock--(60.7%) ..................                  (170,400,000)
                                                                                                       ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                                $280,965,169
                                                                                                       ============

------------------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost evaluation, the maturity date of these investments are considered to be the earlier of the next date in which the security can be redeemed at par, or the next day in which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.

---------------------------------------------------------------------------------------------------------------
                        THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
       AMBAC -- American Municipal Bond Assurance Corporation     FRDD -- Floating Rate Daily Demand**
   CONNIELEE -- College Construction Loan Insurance Association    FSA -- Financial Security Assurance
      C.O.P. -- Certificate of Participation                      G.O. -- General Obligation
         ETM -- Escrowed to Maturity                              MBIA -- Municipal Bond Insurance Association
        FGIC -- Financial Guaranty Insurance Company            P.C.R. -- Pollution Control Revenue
        FNMA -- Federal National Mortgage Association
---------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $416,315,123)
  (Note 1) ...............................................        $446,118,361
Cash .....................................................              29,545
Receivable for investments sold ..........................              15,000
Interest receivable ......................................           7,588,598
Other assets .............................................              30,147
                                                                  ------------
                                                                   453,781,651
                                                                  ------------

LIABILITIES
Dividends payable--common stock ..........................           1,797,499
Offering costs payable--preferred stock ..................             162,297
Dividends payable--preferred stock .......................             141,245
Investment advisory fee payable (Note 2) .................             133,957
Administration fee payable (Note 2) ......................              38,273
Deferred directors fees (Note 1) .........................              16,675
Other accrued expenses ...................................             126,536
                                                                  ------------
                                                                     2,416,482
                                                                  ------------
NET INVESTMENT ASSETS ....................................        $451,365,169
                                                                  ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................................        $    258,856
    Paid-in capital in excess of par .....................         239,089,022
  Preferred stock (Note 4) ...............................         170,400,000
                                                                  ------------
                                                                   409,747,878
  Undistributed net investment income ....................          11,814,095
  Distributions in excess of net realized gain ...........                 (42)
  Net unrealized appreciation ............................          29,803,238
                                                                  ------------
  Net investment assets, December 31, 2000 ...............        $451,365,169
                                                                  ============
  Net assets applicable to common shareholders ...........        $280,965,169
                                                                  ============
Net asset value per common share:
  ($280,965,169 / 25,885,639 shares of
  common stock issued and outstanding) ...................              $10.85
                                                                        ======


--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ............................          $26,125,752
                                                                     -----------
Operating expenses
  Investment advisory .....................................            1,538,712
  Administration ..........................................              439,632
  Auction agent ...........................................              430,500
  Reports to shareholders .................................              124,000
  Custodian ...............................................              111,500
  Legal ...................................................               94,500
  Directors ...............................................               73,000
  Independent accountants .................................               56,500
  Registration ............................................               32,500
  Transfer agent ..........................................               33,000
  Miscellaneous ...........................................              119,904
                                                                     -----------
  Total expenses ..........................................            3,053,748
                                                                     -----------
Net investment income .....................................           23,072,004
                                                                     -----------


REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized gain on investments ..........................            1,132,402
Net change in unrealized appreciation on
  investments .............................................            6,235,997
                                                                     -----------
Net gain on investments ...................................            7,368,399
                                                                     -----------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ..........................          $30,440,403
                                                                     ===========




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                        2000             1999
                                                                     ------------     ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:

  Net investment income .........................................    $ 23,072,004     $ 21,975,360
  Net realized gain on investments ..............................       1,132,402           27,290
  Net change in unrealized appreciation on investments ..........       6,235,997      (17,696,367)
                                                                     ------------     ------------
  Net increase in net investment assets resulting from operations      30,440,403        4,306,283
                                                                     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:

  To common shareholders from net investment income .............     (15,531,024)     (16,177,181)
  To preferred shareholders from net investment income ..........      (6,711,253)      (4,278,809)
  To common shareholders from net realized gain on investments ..        (557,059)              --
  To preferred shareholders from net realized gain on investments        (250,781)              --
                                                                     ------------     ------------
  Total dividends and distributions .............................     (23,050,117)     (20,455,990)
                                                                     ------------     ------------
CAPITAL STOCK TRANSACTIONS:

  Net proceeds from additional issuance of preferred shares .....      39,655,334               --
                                                                     ------------     ------------
    Total increase (decrease) ...................................      47,045,620      (16,149,707)
                                                                     ------------     ------------


NET INVESTMENT ASSETS

Beginning of year ...............................................     404,319,549      420,469,256
                                                                     ------------     ------------
End of year (including undistributed net investment income of
  $11,814,095 and $10,984,368, respectively) ....................    $451,365,169     $404,319,549
                                                                     ============     ============











                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------
                                                           2000         1999         1998         1997        1996
                                                           -----        -----        -----        -----       -----
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ..................    $ 10.60     $ 11.22       $ 11.20     $ 10.87     $ 11.02
                                                        --------    --------      --------    --------    --------
  Net investment income .............................        .89         .85           .85         .84         .83
  Net realized and unrealized gain (loss)
    on investments ..................................        .28        (.68)         (.03)        .29        (.18)
                                                        --------    --------      --------    --------    --------
Net increase from investment operations .............       1.17         .17           .82        1.13         .65
                                                        --------    --------      --------    --------    --------
Dividends from net investment income to:
  Common shareholders ...............................       (.60)       (.62)         (.62)       (.62)       (.62)
  Preferred shareholders ............................       (.26)       (.17)         (.18)       (.18)       (.18)
Distributions from net realized gain on
  investments to:
  Common shareholders ...............................       (.02)         --            --          --          --
  Preferred shareholders ............................       (.01)         --            --          --          --
                                                        --------    --------      --------    --------    --------
Total dividends and distributions ...................       (.89)       (.79)         (.80)       (.80)       (.80)
                                                        --------    --------      --------    --------    --------
Capital charge with respect to issuance of
  preferred shares ..................................       (.03)         --            --          --          --
                                                        --------    --------      --------    --------    --------
Net asset value, end of year* .......................    $ 10.85     $ 10.60       $ 11.22     $ 11.20     $ 10.87
                                                        ========    ========      ========    ========    ========
Market value, end of year* ..........................    $ 10.44     $  9.44       $ 11.50     $ 11.00     $ 10.13
                                                        ========    ========      ========    ========    ========
TOTAL INVESTMENT RETURN+ ............................      17.81%     (12.92)%       10.53%       15.22%      7.59%
                                                        ========    ========      ========    ========    ========
RATIOSTOAVERAGENETASSETS OF
COMMON SHAREHOLDERS:++
Expenses ............................................       1.11%        .94%          .93%        .94%        .97%
Net investment income before preferred
  stock dividends ...................................       8.40%       7.74%         7.56%       7.66%       7.66%
Preferred stock dividends ...........................       2.44%       1.51%         1.53%       1.62%       1.61%
Net investment income available to
  common shareholders ...............................       5.96%       6.23%         6.03%       6.04%       6.05%

SUPPLEMENTAL DATA:

Average net assets of common shareholders
  (in thousands) ....................................   $274,553    $284,075      $290,004    $283,531    $281,521
Portfolio turnover ..................................         14%          0%            0%          1%         1%
Net assets of common shareholders, end of year
  (in thousands) ....................................   $280,965    $274,320      $290,469    $289,962    $281,470
Preferred stock outstanding (in thousands) ..........   $170,400    $130,000      $130,000    $130,000    $130,000
Asset coverage per share of preferred stock,
  end of year .......................................   $ 66,242    $ 77,768      $ 80,868    $ 80,768    $ 79,132

----------
* Net asset value and market value are published in BARRON'S each Saturday and THE WALL STREET JOURNAL on Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &        The BlackRock  Insured  Municipal  Term Trust Inc.
ACCOUNTING                    (the  "Trust"),  was  organized  in   Maryland  on
POLICIES                      December  23,  1991 as a  diversified,  closed-end
                              management   investment   company.   The   Trust's
investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing discounts on debt securities effective January 1, 2001. Prior to this date, the Trust amortized premiums and original issue discount on debt securities but did not amortize market discount. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change is anticipated to have an immaterial effect on the financial statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with  BlackRock  Advisors,  Inc. (the  "Advisor"),
which is a wholly-owned subsidiary of BlackRock, inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management
Inc. (the "Administrator"), which is a wholly-owned subsidiary of PaineWebber Inc, which in turn is a wholly-owned indirect subsidiary of UBS AG. The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other than  short-term  investments,  for the year
                              ended December 31, 2000 aggregated $97,205,211 and
$61,933,794, respectively. The federal income tax basis of the Trust's investments at December 31, 2000 was substantially the same as the basis for financial reporting, and accordingly, net and gross unrealized appreciation for federal income tax purposes was $29,803,238.

NOTE 4. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized. The Trust may classify or
reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 25,885,639 common shares outstanding at December 31, 2000, the Advisor owned 10,583 shares. As of December 31, 2000, there were 6,816 preferred shares outstanding as follows: Series M7--4,216 and Series M28--2,600, which includes 1,616 shares of Series M7 issued on March 10, 2000.

   On March 10, 2000, the Trust reclassified 1,616 shares of common stock and issued an additional 1,616 shares of Series M7 preferred stock. The additional shares issued have identical rights and features of the existing M7 preferred stock. Estimated offering costs of $340,666 and underwriting discounts of $404,000 have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.25% to 6.60% for the year ended December 31, 2000.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent  to  December  31,  2000,  the Board of
                              Directors  of the Trust  declared  dividends  from
undistributed earnings of $0.04792 per common share payable February 1, 2001 to shareholders of record on January 16, 2001.

   For the period January 1, 2001 through January 31, 2001, dividends declared on preferred shares totalled $622,417 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock Insured Municipal Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Insured Municipal Term Trust Inc. (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal Term Trust Inc. as of December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.60 per share to common shareholders.
Additionally a special taxable distribution of $0.02152 per common share consisting of $0.02130 long-term capital gains, taxable at the 20% federal tax rate and $0.00022 short-term capital gains to be taxed as ordinary income, was paid to common shareholders.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Insured Municipal Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 2000 the Advisor and its affiliates (together, "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed-income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock managed twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end funds. Blackrock's 301 clients are domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price, the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investment, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:            These  securities  are   collateralized   by  U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                STOCK            MATURITY
                                                                                SYMBOL             DATE
                                                                                ------           --------
PERPETUAL TRUSTS

The BlackRock Income Trust Inc.                                                   BKT               N/A
The BlackRock North American Government Income Trust Inc.                         BNA               N/A
The BlackRock High Yield Trust                                                    BHY               N/A

TERM TRUSTS

The BlackRock 2001 Term Trust Inc.                                                BTM               06/01
The BlackRock Strategic Term Trust Inc.                                           BGT               12/02
The BlackRock Investment Quality Term Trust Inc.                                  BQT               12/04
The BlackRock Advantage Term Trust Inc.                                           BAT               12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                         BCT               12/09

TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------------------------

                                                                                STOCK            MATURITY
PERPETUAL TRUSTS                                                                SYMBOL             DATE
                                                                                ------           --------
The BlackRock Investment Quality Municipal Trust Inc.                             BKN               N/A
The BlackRock California Investment Quality Municipal Trust Inc.                  RAA               N/A
The BlackRock Florida Investment Quality Municipal Trust                          RFA               N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                  RNJ               N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                    RNY               N/A
The BlackRock Pennsylvania Strategic Municipal Trust                              BPS               N/A
The BlackRock Strategic Municipal Trust                                           BSD               N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                                    BMN              12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                              BRM              12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                   BFC              12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                           BRF              12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                     BLN              12/08
The BlackRock Insured Municipal Term Trust Inc.                                   BMT              12/10



      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 277-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

[BLACKROCK LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800)  699-1BFM

AUCTION AGENT
Deutsche Bank
Four Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                                New York, NY10019
                                 (800) 227-7BFM
                                                                     092474 10 5
                                                                     092474 20 4
[Recycled Logo] Printed on recycled paper                            092474 30 3




THE [BLACKROCK LOGO]
INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 2000

[Logo omitted]